Exhibit 10.3

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT (the "Agreement") is entered into effective as of the 7th day of August, 2006, by and among FIFTH THIRD BANK, a Michigan banking corporation with its office and principal place of business at 250 West Main Street, Suite 100, Lexington, Kentucky 40507 (the "Bank"); VACUMATE, LLC, a Kentucky limited liability company with its principal place of business at 201 West Short Street, Suite 800, Lexington, Kentucky 40507 ("Borrower") and WILLIAM CRAIG TURNER whose address is 201 W. Short Street, Suite 800 (the "Guarantor"). (Borrower and Guarantor are herein sometimes referred to collectively as "Obligors").

                                    RECITALS:

      WHEREAS,  Borrower  desires to obtain from the Bank two (2) loans,  to-wit
(i) a term loan in the original principal amount of Five Million and No/100 Dollars ($5,000,000.00) (the "Term Loan") and (ii) a revolving line of credit loan in an amount not to exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Revolving Loan", and together with the Term Loan, the "Loans"), pursuant to which Borrower may obtain advances, all upon the terms and conditions stated herein;

      WHEREAS, one of the conditions to the Bank's extending the Loans is that Obligors enter into this Loan Agreement setting forth certain terms and conditions upon which Bank shall extend the credit and other terms and conditions binding upon Obligors, all of which terms and conditions Obligors acknowledge are supported by good, valuable and sufficient consideration.

      NOW, THEREFORE, in consideration of their mutual covenants, the financial accommodations extended to Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to and affirm the foregoing recitals and further agree as follows:

Article I. CERTAIN DEFINITIONS.

Section 1.01 "Advance" shall mean any disbursement of funds to the Borrower under any of the Notes pursuant to Section 2.01 hereof subject to the limitations set forth herein.

Section 1.02 "Affiliate" means, when used with reference to a specified Person, any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the specified Person. For purposes of the preceding sentence, the term "control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a Person through voting securities, contract or otherwise.

Section 1.03 "Agreement" shall mean this Loan Agreement, as further amended, supplemented or modified from time to time.

Section 1.04 "Business Day" shall mean, as to notices to or matters affecting Bank, a day other than a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Kentucky or of the United States.

Section 1.05 "Collateral" shall mean all of the assets in which a security interest or mortgage lien is granted to Bank to secure the Indebtedness, all as more particularly described in the Security Documents.

Section 1.06 "Debt shall mean any and all (i) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (excluding trade obligations incurred in the ordinary course of business); (ii) obligations as lessee under capital leases (as defined in accordance with GAAP);

(iii)  obligations under letters of credit issued for the account of any Person;
(iv) guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and/or (v) obligations not included within
(i) through (iv) above secured by any Lien on property owned by the Person, whether or not the obligations have been assumed.

Section 1.07 "Default" or "Event of Default" means any of the events specified in Article VII herein, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

Section 1.08  "Financing  Statements"  shall mean all financing  statements  and
continuations   thereof   pursuant  to  the  Uniform   Commercial  Code  of  the
Commonwealth of Kentucky, which may be filed by Bank from time to time.

Section 1.09 "GAAP" shall mean generally accepted accounting principles as in effect in the United States from time to time, consistently applied. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

Section 1.10 "Guaranty" shall mean, that certain guarantee of the indebtedness and the obligations as described therein, as evidenced by a Guaranty of Payment and Performance executed and delivered by the Guarantor and given in order to induce Bank to make the Loans, all as more particularly identified in Section
2.03 hereof.

Section 1.11 "Indebtedness" shall mean all items of indebtedness, obligations or liability, whether matured or unmatured, liquidated or unliquidated, direct, indirect, or contingent, joint or several, whether evidenced by the Notes or otherwise, which may be due or payable to Bank from time to time by any of the Obligors.

Section 1.12 "Lien" shall mean any mortgage, deed of trust, pledge, security interest, hypothecation, conditional assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having a similar economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial

Code or comparable law of any jurisdiction to evidence any of the foregoing), but excluding leases of operating equipment or furniture in the ordinary course of business. Section 1.13 "Loan Documents" shall mean this Agreement, the Notes, the Guaranty, the Security Documents, the Financing Statements, any agreements and documents relating to any Rate Management Agreements entered into by Borrower and any other instruments, certificates or documents now delivered or hereafter delivered by any of the Obligors or any other person in connection with, evidencing, securing or relating to any of the Loans.

Section 1.14 "Loans" shall mean collectively, the Revolving Loan and Term Loan from Bank to Borrower, all as evidenced by the Notes.

Section 1.15 "Notes" shall mean the two (2) Promissory Notes made by Borrower in favor of the Bank evidencing the Loans, all as more particularly described and identified in Section 2.01 hereof, as the same may supplemented, amended or restated from time to time.

Section 1.16 "Obligations" means the indebtedness evidenced by the Notes, and any and all Rate Management Obligations and all obligations of Obligors under or relating to any of the other Loan Documents.

Section 1.17 "Person" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.18 "Prime" or "Prime Rate" shall mean a rate per annum equal to the prime rate of interest announced from time to time by Bank or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

Section 1.19 "Rate Management Agreement" means any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including without limitation any ISDA Master Agreement between Borrower and Bank or any Affiliate of Fifth Third Bancorp, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time.

Section 1.20 "Rate Management Obligations" means any and all obligations of Borrower to Bank or any Affiliate of Fifth Third Bancorp, whether absolute, contingent or otherwise and however and whenever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under or in connection with
(i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement.

Section 1.21 "Security Documents" shall mean collectively (i) that certain Security Agreement dated as of the date hereof from Borrower encumbering all of Borrower's personalty including but not limited to accounts receivables, inventory and equipment as more particularly described therein, (ii) the Collateral Assignment of and Security Interest in Intellectual Property Rights dated as of the date hereof from Borrower encumbering all of Borrower's intellectual property (the "Collateral Assignment") and (iii) any and all other documents and agreements in favor of Bank, whether now existing or hereinafter arising, securing the Indebtedness, any obligations of Borrower under any Rate Management Agreements and other obligations as set forth therein.

The definitions set forth above in this Article I are in addition to, and not in lieu of, any other definitions set forth elsewhere in this Agreement or the other Loan Documents.

Article II. AMOUNT AND TERMS OF THE LOANS; INTEREST PROVISIONS; COLLATERAL AND GUARANTY.

Section 2.01 The Loans. Subject to the terms and conditions hereof and relying upon the representations and warranties set forth herein, Bank agrees to extend credit to the Borrower in the following manner and upon the terms and conditions set forth below:

      (a) $500,000 Revolving Loan to Borrower. Simultaneously with execution of this Agreement, Borrower shall execute and deliver to Bank that certain Revolving Promissory Note payable to Bank dated effective as of the date hereof in the face principal amount of $500,000 (the "Revolving Note") with a maturity date of August 1, 2008. Borrower shall repay the Revolving Note in accordance with the terms and conditions set forth therein as the same may be supplemented, amended and/or modified from time to time, with interest thereon at a rate set forth therein.

      (b) $5,000,000 Term Loan to Borrower. Simultaneously with execution of this Agreement, Borrower shall execute and deliver to Bank that certain Term Promissory Note payable to Bank dated effective as of the date hereof in the original principal amount of $5,000,000 (the "Term Note", and collectively with the Revolving Note, the "Notes") with a maturity date of August 1, 2011. Borrower shall repay the Term Note in accordance with the terms and conditions set forth therein as the same may be supplemented, amended and/or modified from time to time, with interest thereon at a rate set forth therein.

      (c) Purpose of the Loans. The Revolving Loan shall be used by Borrower solely for its working capital needs. The Term Loan shall be used by Borrower solely to finance the start-up of its business.

Section 2.02 Payments and Renewal. All payments of principal and interest relating to the Loans shall be made to Bank without offset or other reduction at its office at 250 West Main Street, Suite 100, Lexington, Kentucky 40507 in lawful money of the United States of America and in immediately available funds, without deduction or offset. Whenever any payment to be made under this Agreement or under the Notes shall be stated to be due on a Saturday, Sunday or a public holiday or banking holiday, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest. Obligors acknowledge that Bank has not agreed to renewals or extensions of any of the Notes.

Section 2.03 Guaranty by Guarantor. The Guarantor shall execute and deliver to Bank a guaranty of payment and performance in which Guarantor guarantees payment and performance of all obligations of Borrower under this Agreement and the Notes pursuant to the terms of the Guaranty. The Guaranty shall be valid and enforceable upon delivery and shall continue to remain in full force and effect until all of the outstanding Indebtedness referred to in this Agreement and owed by Borrower to Bank has been paid in full.

Section 2.04 Collateral. As security for the payment of the Borrower's obligations under this Agreement and the Notes, as well as all other sums that are recoverable by Bank under the Loan Documents, Borrower shall (a) grant to Bank a first priority perfected security interest in all personal property of Borrower pursuant to the Security Agreement and (b) collaterally assign to Bank all of its intellectual property pursuant to the Collateral Assignment and Security Agreement.

Section 2.05 Costs and Fees.

      (a) Simultaneously with the execution of this Agreement, Borrower shall pay to Bank a fee of $425.00 note processing fee for the Revolving Loan and upon payment in full of both Notes, a fee of $150,000, which amounts shall be deemed fully earned upon payment thereof.

      (b) Simultaneously with the execution hereof or upon demand by Bank, Obligors shall pay to Bank its costs and expenses (including, without limitation, any filing fees, its reasonable attorney's fees, court costs, litigation and other expenses) incurred or paid by Bank in negotiating, documenting, administering and enforcing this Agreement and the Loan Documents and in establishing, maintaining, protecting, perfecting or enforcing any of Bank's rights or any of the Obligors' obligations including, without limitation, any and all such costs and expenses incurred or paid by Bank in defending Bank's title or right to the Collateral or in collecting or enforcing payment of the Collateral and all costs of filing financing, continuation or termination statements with respect to the Collateral.

Section 2.06 Rate Management Agreement and Covenant of Borrower. It is contemplated that the Borrower may enter into Rate Management Agreement(s) with Lender or an Affiliate of Fifth Third Bancorp to hedge the variable interest rate risk on one or more of the Notes. In such event, Borrower shall pay all fees for such Rate Management Agreement(s) pursuant to the terms of the documents evidencing the Rate Management Agreement(s).

Article III. CONDITIONS PRECEDENT. The obligation of Bank to make the Loans hereunder and any Advances under the Notes is subject to (1) the performance of all of the respective obligations of Obligors to be performed hereunder at, prior to or subsequent to the making the Loans, as applicable, and (2) the satisfaction of all of the following conditions:

Section 3.01 Loan Documents. All Loan Documents shall be duly executed by Obligors who are parties to such documents, and delivered to Bank, all of which shall be in form and substance reasonably satisfactory to Bank and to counsel for Bank.

Section 3.02 Representations and Warranties; No Defaults. Each and every representation and warranty made by the Obligors contained herein and in any of the Loan Documents shall be substantially true, complete and accurate as of the date hereof and no Event of Default shall exist which has not been cured to Bank's satisfaction as of the date hereof.

Section 3.03 Borrower's Resolutions and Organizational Documents. There shall have been delivered to Bank all of the following for the Borrower:

      (a) Certified or unanimous consent resolutions of the Borrower signed by all Managers thereof and authorizing Borrower to enter into the Loan Documents and to take all action relative to this Agreement and the other Loan Documents; authorizing the persons whose names appear on any Loan Document to sign the same and containing the true signatures of such persons on which Bank may conclusively rely;

      (b) Certified copies of the Articles of Organization and Operating Agreement of Borrower as in effect on the date hereof; and

      (c)   Certificates of Existence as of a recent date for Borrower.

Section 3.04 Opinion of Legal Counsel. At the sole cost of Obligors, Obligors shall deliver to Bank a written opinion of legal counsel to each of the Obligors satisfactory to Bank and in form and substance satisfactory to counsel for Bank as to such matters incident to the transactions contemplated herein as Bank may reasonably request.

Section 3.05 No Change in Condition. There shall have been no material adverse change in the condition, financial or otherwise, of any of the Obligors since the date of the most recent financial information that has been furnished to Bank.

Section 3.06 UCC-1's and Lien Report. Borrower shall have provided to Bank or it shall have otherwise obtained prior to the initial Advance, (i) acknowledgment copies for all UCC-1s duly filed under the Uniform Commercial Code in the appropriate offices in all jurisdictions necessary or, in the opinion of Bank, desirable to perfect the security interests created by the Security Documents; and (ii) a lien report indicating that Bank has a first and prior lien on all personal property of the Borrower and that no other Persons have any Lien on any of the Collateral.

Section 3.07 Insurance. There shall be delivered to Bank certificates of casualty and liability insurance coverage for the Obligors and all of the Collateral (if applicable), in amounts, with a company and containing such terms and conditions in form and substance satisfactory to Bank in its sole discretion. All such policies shall include an agreement by the insurer that no cancellation of coverage by such insurance policies shall be effective until no earlier than thirty (30) days after written notice of such proposed cancellation or change is given to Bank by the insurer.

Section 3.08 Costs and Expenses. Obligors shall have paid all costs and expenses of Bank for which Obligors are responsible pursuant to the terms of the Loan Documents.

Section 3.09 Miscellaneous Matters. All legal details and proceedings in connection with the transactions contemplated by this Agreement and all Loan Documents delivered to or held on behalf of Bank pursuant to this Agreement shall be in form and substance reasonably satisfactory to Bank and to counsel for Bank, and Bank shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to Bank and said counsel, as Bank or said counsel may reasonably request.

Section 3.10 Additional Conditions to Advances under the Revolving Note. Advances to Borrower under the Revolving Note shall be subject to the following additional conditions and procedures:

      (a) Borrower shall provide Bank with a request for an Advance. Provided that such request has been provided by 10:00 a.m., Bank will make Advances under the Revolving Note available to Borrower in immediately available funds by crediting the amount thereof to the designated Borrower account with Bank on the same day.

      (b) The following statements shall be true and Bank shall have received a certificate (the "Compliance Certificate") and accounts receivable aging report in form and substance acceptable to Bank and signed by Borrower and a duly authorized Manager of Borrower dated no later than the last day of the month preceding the month in which the Advance is requested, stating that (i) each of the representations and warranties contained in this Agreement is correct on and as of the date of such Compliance Certificate as though made on and as of such date; (ii) no Default or Event of Default has occurred and is continuing, or would result from such Advance; (iii) there has been no material adverse change in the financial condition of any of the Obligors since the date of the most recent financial statements delivered to Bank pursuant to the terms of this Agreement; and (iv) all of the covenants and agreements of Obligors set forth in this Agreement and the other Loan Documents have been performed and complied with.

      (c)   Bank  shall  have  received,   at  Borrower's  expense,  such  other
            approvals, opinions or documents as Bank may reasonably request.

      (d) The making of such Advance by Bank shall be legally permissible by the laws and regulations to which Bank is then subject, and Borrower shall have delivered to Bank such factual certificates or other factual evidence as Bank or its counsel may have reasonably requested in order to establish compliance with this condition.

      (e)   Obligors  shall have paid all costs and  expenses  of Bank for which
            Obligors  are  responsible   pursuant  to  the  terms  of  the  Loan
            Documents.

Article IV. REPRESENTATIONS AND WARRANTIES. Obligors jointly and severally represent and warrant to Bank, as of the date hereof and as of the date of each subsequent Advance, as follows (each of which shall be deemed to be a continuing representation and warranty until such time as all Indebtedness evidenced by the Loan Documents shall have been paid in full and none of the Obligors has any further liability to Bank):

Section 4.01 Organization and Qualification. The Borrower:

      (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky;

      (b) has the lawful power to engage in the business it presently conducts; and

      (c) is duly licensed or qualified and in good standing as a limited liability company in each jurisdiction where the nature of the business transacted by Borrower makes such licensing or qualification necessary.

Section 4.02 Power and Authority. Each of the Obligors have the power and authority to enter into and carry out the Loan Documents delivered by each in connection herewith, to execute and deliver such Loan Documents, and to perform each of the respective obligations under the Loan Documents. Each of the Obligors has the power and authority to make the borrowings or guaranty contemplated hereby and all such actions have been fully authorized by all necessary proceedings on the part of Obligors.

Section 4.03 Validity and Binding Effect. This Agreement and the other Loan Documents have been duly and validly executed and delivered by the Obligors. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of the Obligors enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting creditors' remedies. No authorization, approval, exemption or consent by any governmental or public body or other authority is required in connection with the authorization, execution, delivery and carrying out of the terms of the Loan Documents by any of the Obligors.

Section 4.04 No Conflict. Neither the execution and delivery of the Loan Documents, the Obligors' consummation of the transactions contemplated herein or therein, nor compliance with the terms and provisions hereof or thereof will conflict with or result in any default under or breach or violation of the terms and conditions of the Articles of Organization or the Operating Agreement of Borrower; any state or federal law or regulation or any order, writ, injunction or decree of any court or governmental instrumentality applicable to any of the Obligors; or any agreement or instrument to which any of the Obligors is a party or to which any of the Obligors is subject or which will constitute a default thereunder or which will result in the creation or enforcement of any lien, charge or encumbrance whatsoever upon any property of any of the Obligors.

Section 4.05 Other Agreements. None of the Obligors is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or company or corporate restriction which could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of Obligors or the ability of

Obligors to carry out their respective obligations under the Loan Documents to which each is a party. Obligors are not in default in any respect in the performance, observance, or fulfillment of any of the material obligations, covenants, or conditions contained in any agreement or instrument to which they are a party.

Section 4.06 Litigation. There are no actions, suits, proceedings or investigations pending or threatened against any of the Obligors at law or in equity before any court or before any federal, state, municipal or any governmental department, commission, board, agency or instrumentality, whether or not covered by insurance, which, individually or in the aggregate, may result in any materially adverse effect on the business, property or assets or the condition, financial or otherwise, of any of the Obligors or impair any of the Obligors' ability to perform their obligations under the Loan Documents. None of the Obligors are in violation of or in default with respect to any order, writ, injunction or any decree of any court or any federal, state, municipal or other governmental department, commission or bureau, agency or instrumentality which may result in any such materially adverse effect or impairment.

Section 4.07 No Liens and Encumbrances on Collateral. There are no security interests, liens, claims, or encumbrances upon or against the Collateral except the Liens in favor of Bank granted herein. Assuming Bank receives all of the Loan Documents which have been properly executed, duly authorized and properly recorded, Bank shall possess a valid and duly perfected first priority security interest in the Collateral. Further, the Collateral is not and shall not be subject to any other security interest or Lien of any kind whatsoever without the prior written consent of Bank.

Section 4.08 Tax Returns and Taxes. Each Obligor has filed, in a timely fashion and will in the future file in a timely fashion, all tax returns or reports (federal, state and local) required to be filed and has paid, and will promptly pay in the future, all taxes, assessments, fees and governmental charges and levies shown or required to be shown thereon to be due, including interest and penalties. No material additional assessments currently exist for which adequate reserves have not been established.

Section 4.09 General Validity. No representation or warranty by any of Obligors contained herein or made by Obligors or any other Person in any other Loan Document contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representation or warranty not misleading in light of the circumstances under which it was made. There are no facts which materially and adversely affect the business, operations, affairs or condition of any of the Obligors other than those facts disclosed to Bank in writing prior to the time of closing or as set forth herein.

Section 4.10 Financial Statements; No Adverse Change. The financial information and other documents of the Obligors previously furnished to Bank are true, complete and accurate and are not misleading in any material respect. There has been no material adverse change in the business, operating or financial condition of any of the Obligors since the date of the most recent financial information that has been furnished to Bank. All financial statements and other financial information furnished to Bank fairly and accurately represent the financial condition of the Obligors as of their respective dates in all material respects and have been prepared in accordance with GAAP. Obligors do not have any material liabilities, direct or contingent, except as disclosed in their respective financial statements.

Section 4.11 Operation of Business. Borrower has made application for or otherwise possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct their business substantially as now conducted and as presently proposed to be conducted.

Section 4.12 Regulations Q and U. Borrower has not engaged principally in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation Q of the Board of Governors of the Federal Reserve System) and will not use the proceeds of the Loans to violate Regulation U of the Board of Governors of the Federal Reserve System.

Section 4.13 ADA Compliance. To each Obligor's knowledge, all real property owned by Borrower substantially complies with applicable provisions of the Americans With Disabilities Act which would result in material liability if it were found to be in non-compliance.

Section 4.14 Not an Investment Company. Borrower is not an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended.

Section 4.15 Accuracy of Information. All factual information furnished to Bank by Obligors for purposes of, or in connection with, this Agreement or the other Loan Documents is true, complete and accurate in every material respect on the date that such information was provided to Bank and as of the date of execution and delivery of this Agreement to Bank.

Article V. AFFIRMATIVE COVENANTS.

Section 5.01 Affirmative Covenants Other Than Reporting Requirements. So long as the Borrower may borrow or make drawings under the Notes and until payment in full of the Notes and all accrued but unpaid interest thereon or unless otherwise consented to in writing by Bank, each of the Obligors hereby jointly and severally covenants and agrees that they shall:

      (a) Preservation of Company Existence, etc. If a limited liability company, maintain its existence as a limited liability company, and its respective licenses or qualifications and good standing in each jurisdiction in which its ownership, use or lease of property or the nature of its business or both makes such licenses or qualifications necessary.

      (b) Payment of Liabilities, Including Taxes, etc. Duly pay and discharge all obligations to which such Obligor is subject or which are asserted against such Obligor, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges levied upon such Obligor or any of the properties, assets, income or profits of such Obligor, prior to the date on which penalties attach thereto, except to the extent that such obligations, including taxes, assessments or charges, are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, have been made as required by Bank.

      (c) Visitation Rights; Audit. Permit any of the officers or authorized employees or representatives of Bank to visit and inspect any of the properties of such Obligor and to examine and audit and make excerpts from the books and records and discuss the affairs, finances and accounts of such Obligor with their Manager or agent, all upon reasonable notice from Bank and at such reasonable times during normal business hours and as often as Bank may reasonably request.

      (d) Keeping of Records and Books of Account. Maintain and keep proper books of record and account in accordance with GAAP applied on a consistent basis and in which full, true and correct entries shall be made of all of such Obligor's operations and business and financial affairs, except for variations which in individually and in the aggregate are not material.

      (e) Compliance with Loan Documents, etc. Comply in all material respects with the terms and conditions of the Loan Documents and all other related instruments agreements to which such Obligor is a party or by which such Obligor or any of such Obligor's properties may be bound.

      (f) Operation of Business. Maintain, conduct and operate such Obligor's business in substantially the same manner as it has been heretofore maintained, conducted and operated.

      (g) Insurance. At such Borrower's sole cost, maintain, or cause to be maintained, with one or more reputable insurance companies satisfactory to the Bank (i) casualty insurance on all personal property in an amount reasonably satisfactory to the Bank covering such risks (including earthquake damage) as is usually incurred on personal property similar thereto; (ii) general liability insurance in an amount not less than $1,000,000.00 per accident or occurrence for personal injury and $1,000,000.00 per accident or occurrence for damage to property naming the Bank as additional insured; (iii) workers' compensation insurance on all of the Borrower's employees with statutory coverage limits; and (iv) such other insurance as may be reasonably required by the Bank from time to time. Bank shall be provided with a certificate for all such insurance which shall name the Bank as loss payee, and which shall provide for at least 30 days notice to Bank prior to any cancellation thereof. All such insurance shall be with financially sound and reputable insurance companies or associations, reasonably acceptable to Bank and in such amounts and covering such risks as are reasonably acceptable to Bank.

      (h) Further Assurances. Upon request by Bank, promptly cure any defects in the creation, issuance and delivery of the Notes and the execution and delivery of the other Loan Documents, including this Agreement. Obligors, at their expense, shall promptly execute and deliver to Bank, upon request, all such other and further documents, agreements and instruments reasonably required to ensure compliance with or the accomplishment of the covenants and agreements of Obligors in the Loan Documents, including this Agreement, or to evidence further and to describe more fully any Collateral or other property intended as security for the Notes or to correct any omissions in the Loan Documents, or to state more fully the obligations set out in this Agreement or in any of the other Loan Documents, or to perfect, protect or preserve any liens created pursuant to any of the Loan Documents, or to make any recordings, to file any notices or to obtain any consents, all as may be necessary or determined by Bank in good faith to be reasonably appropriate in connection therewith.

      (i) No Agreement to Waive, Etc. Acknowledge that Bank has no obligation to waive any rights, grant any concessions or extend financing to Obligors except to the limited extent and subject to the terms, contingencies, exceptions, limitations and conditions expressly provided in this Agreement, and none of Obligors shall make any representation to the contrary to any person or entity.

      (j) Subordination of Borrower's Debt to Guarantor. Agree that any and all debts or obligations of Borrower to Guarantor, whether now existing or hereafter created, shall be, and hereby are, fully subordinated as to priority and payment to the Indebtedness of Borrower to Bank.

      (k)   Depository   Relationship.   Borrower  shall  maintain  all  of  its
            depository accounts with the Bank.

      (l) Collateral Maintenance. Keep and preserve all Collateral pledged to Bank in good working order and condition (ordinary wear and tear, insured casualty damages or taking through the power of eminent domain excepted) including, but not limited to, maintaining all equipment according to any manufacturer's standards (including any and all scheduled maintenance).

      (m) Maintenance of Financial Covenants. Maintain compliance with the following covenants:

            (i) Debt Service Coverage Ratio. Beginning on December 31, 2007, the ratio of Borrower's (a) net income plus interest, income taxes, depreciation, and amortization expense, divided by (b) the sum of its (i) annual interest expense and (ii) current maturities (due within one year) of long term debt shall equal or exceed 1.50:1 on December 31, 2007 and at all times hereafter to the extent any Obligor is obligated to Bank hereunder. This ratio shall be tested quarterly as of the end of each fiscal quarter of Borrower and based on Borrower's performance for the previous 12-month period.

            (ii)  Tangible  Net Worth.  Beginning  on  December  31,  2007,  the
                  Borrower's tangible net worth (net worth less intangible assets) shall meet or exceed (a) $4,500,000 as of December 31, 2007, (b) $5,000,000 as of December 31, 2008, (c) $5,500,000
                  as of December 31, 2009, and (d) $6,000,000 as
                  of December 31, 2010, and at all times thereafter to the extent Borrower is obligated to Bank hereunder. This covenant shall be tested quarterly as of the end of each fiscal quarter of Borrower.

            (iii) Debt to  Tangible  Net  Worth  Ratio.  Beginning  on  December
                  31,2007, the ratio of Borrower's (a) total outstanding liabilities minus its debt to persons other than Bank which has been subordinated to Bank pursuant to a written agreement acceptable to Bank in its sole discretion, to (b) tangible net worth (net worth less intangible assets) plus Borrower's debt to persons other than Bank which has been subordinated to Bank pursuant to a written agreement acceptable to Bank in its sole discretion, shall not exceed (a) 2.00:1, from December 31 2007 through December 30, 2008, (b) 1.75:1, from December 31, 2008 through December 30, 2009, (c) 1.50:1, from December 31, 2009 through December 30, 2010 and (d) 1.25:1, on December 31, 2010 and at all times thereafter to the extent Borrower is obligated to Bank hereunder. This ratio shall be tested quarterly as of the end of each fiscal quarter of Borrower.

Section 5.02 Reporting Requirements. Obligors covenant that, so long as the Borrower may borrow or make drawings hereunder and until payment in full of the Notes and all accrued but unpaid interest thereon or unless otherwise consented to in writing by Bank, they will furnish, or cause to be furnished, to Bank the following:

      (a) Borrower's Interim Financial Statements and Borrowing Base Certificate and Quarterly Covenant Compliance Certificate. Beginning on December 31, 2006, within thirty (30) days after the end of fiscal quarter of Borrower, financial statements for Borrower, including without limitation a balance sheet and income statement, and a Compliance Certificate as of the end of such fiscal quarter, along with an accounts receivable aging report and an accounts payable aging report, all in reasonable detail and in form and substance acceptable to Bank. In addition, at the end of each fiscal quarter, Borrower shall include with the foregoing a Covenant Compliance Certificate in form and substance acceptable to Bank.

      (b) Annual Financial Statements and Tax Returns for Borrower. On or before 120 days from the end of each fiscal year, CPA reviewed annual financial statements of Borrower consisting of a balance sheet, statements of profit and loss, application of funds and change in financial position and any other necessary or relevant statements, prepared and reviewed in accordance with GAAP and an independent certified public accountant of recognized standing acceptable to the Bank. On or before the earlier of one hundred twenty (120) days from the end of each calendar year or within thirty (30) days of filing, Borrower shall also provide Bank with copies of such Borrower's most recent federal income tax returns (with all schedules).

      (c) Financial Statements and Tax Returns for Guarantors. On or before 120 days from the end of each calendar year, a financial statement for Guarantor, for and as of the calendar year just ended, in form and substance reasonably acceptable to the

            Bank. On or before the earlier of one hundred twenty (120) days from the end of each calendar year or within thirty (30) days of filing, Guarantor shall also provide Bank with copies of Guarantor's most recent federal income tax returns (with all schedules).

      (d) Manager Certification. With the statements submitted under Sections 5.02(a) and 5.02(b) above, a certificate signed by a Manager of
            Borrower: (i) stating that he is familiar with all documents relating to Bank and that no Event of Default specified in this Agreement, nor any event which upon or lapse of time, or both would constitute such an Event of Default, has occurred, or if any such condition or event existed or exists, specifying it and describing what action such Manager has taken or proposed to take with respect thereto, and (ii) setting forth, in summary form, figures showing the financial status of such Borrower in respect of the financial restrictions contained in this Agreement.

      (e) Notice of Litigation. Promptly after commencement thereof but in any event within thirty (30) days after the service thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting any Obligor.

      (f) Notice of Changes in Corporate Documents. Within ten (10) days after the completion of such change, notice of any change or amendment to the Articles of Organization or Operating Agreement of any Obligor.

      (g) Notice of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after the occurrence of each Event of Default, a written notice setting forth the details of such Event of Default and the action which is proposed to be taken with respect thereto.

      (h) Financial Reporting Requirements. All financial statements of Obligors submitted to Bank pursuant to this Agreement and utilized for purposes of determining compliance with the financial covenants of Obligors as set forth in this Agreement shall be prepared in accordance with GAAP and shall fairly reflect the financial condition of such Obligor.

      (i) General Information. Such other information respecting the condition or operations, financial or otherwise, of Obligors and each of them, as Bank may from time to time reasonably request.

Article VI. NEGATIVE COVENANTS. Obligors covenant that, so long as the Borrower may borrow or make drawings hereunder and until payment in full of the Notes and all accrued but unpaid interest thereon or unless otherwise consented to in writing by Bank, which consent shall not be unreasonably withheld, Obligors shall not permit or cause any of the following:

Section 6.01 Liens. Create, incur, assume or suffer to exist any mortgage, security interest, lien or encumbrance whatsoever on any of the Collateral or assign, transfer or sell all or any part of the Collateral to any party other than Bank, except:

      (a)   Bank Liens. Liens in favor of Bank;

      (b) Tax Liens and Contested Liens. Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings diligently conducted;

      (c) Statutory Liens. Liens imposed by law, such as mechanics, materialmen, landlords, warehousemen and carrier Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due or which are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserve or other appropriate provisions, if any, have been established as required by Bank; and

      (d) Ordinary Course Liens. Liens, deposits, or pledges to secure the performance of public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business (but not including any purchase money security interests of any kind, which are not allowed without Bank's prior written consent).

Section 6.02 Liquidation or Merger or Sale of Assets. (a) Liquidate or merge or consolidate with or into any other Person or take any action in furtherance of any thereof; (b) permit any other Person to consolidate with or merge into Borrower; (c) sell, convey, assign, lease or otherwise transfer or dispose of, in a single transaction or a series of related transactions, a material part of Borrower's assets having a value in excess of $10,000.00; (d) change its name;
(e) effect any material change in Borrower's capital structure or allow any change in ownership of more than forty percent (40%) of Borrower's outstanding membership interests except for a transfer in which the transferee is a member of the Guarantor's immediate family or an entity of which he is the beneficial owner, but in no case shall any transfer occur as a result of which Guarantor shall own less than fifty one percent (51%) of the Borrower's outstanding membership interests after any such transfer; (f) sell, convey or otherwise transfer any of the Collateral other than inventory in the ordinary course of business; or (g) purchase all or a substantial part of the assets of any other Person.

Section 6.03 Guarantees. Guarantee, endorse or otherwise become surety for or upon the obligation of others, except in the ordinary course of business consistent with prudent business practices or if such guarantee is made in favor of Bank.

Section 6.04 Lend. Lend any sum of money to any Affiliate or third party.

Section 6.05 Dividends and Distributions. Without the prior written consent of Bank, declare or pay any dividends or other distributions. Notwithstanding the foregoing, so long as the Borrower is taxed as a partnership for federal income tax purposes and no Event of Default exists and provided that no Event of Default would be created by such distributions, distributions by Borrower are permissible in any calendar year in an amount not in excess of the lesser of (a) the tax liability of the principals of the Borrower attributable to such principal's distributive share of taxable income of Borrower for the previous calendar year and (b) forty percent (40%) of Borrower's net income for the previous calendar year.

Section 6.06 Transactions with Affiliates. Borrower to (a) directly or indirectly issue any guarantee for the benefit of any of its Affiliates, (b) directly or indirectly make any loans or advances to or investments in any of its Affiliates, (c) enter into any transaction with any of its Affiliates, other than transactions entered into on an arm's length basis in the normal course of such Borrower's business, or (d) divert (or permit anyone to divert) any of its business opportunities to any Affiliate or any other corporate or business entity in which such Borrower or its members holds a direct or indirect interest.

Section 6.07 Investments. Purchase or hold beneficially any stock, securities or evidences of indebtedness of, or make any investment or acquire any interest in, any other firm, partnership, corporation or entity other than short term investments of excess working capital in one or more of the following: (a) investments (of one year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (b) investments (of one year or less) in certificates of deposit or banks or trust companies organized under the laws of the United States or any jurisdiction thereof, provided that such banks or trust companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $25,000,000.

Section 6.08 Prepayments. Voluntarily prepay any Debt owing by such Obligor prior to the stated maturity date thereof other than (i) the Obligations and
(ii) Indebtedness to trade creditors where the prepayments will result in a discount on the amount due.

Article VII. EVENTS OF DEFAULT. Each of the following shall be an Event of Default under this Agreement and the other Loan Documents:

Section 7.01 Payment Default under Notes. Borrower fails to pay any installment of principal or interest on either Note within ten (10) days of its due date without notice from Bank.

Section 7.02 Payment Default in Other Obligations to Bank. Any Obligor fails to pay any sum (other than principal or interest on the Notes) that is due to Bank under any of the Loan Documents within ten (10) days following notice from Bank that the same is due and payable.

Section 7.03 Default in Other Obligations to Bank or Affiliates. The occurrence of a default and the expiration of the applicable cure period, if any, under any of the Loan Documents or any other obligation or agreement of any of the Obligors to or with Bank or any of its Affiliates, whether now existing or hereafter arising.

Section 7.04 Breach of Representation or Warranty. Any representation or warranty made or deemed made by any of the Obligors in this Agreement, the Loan Documents, or in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document proves to have been incorrect in any material respect on or as of the date made or deemed made.

Section 7.05 Breach of Covenant. Any Obligor fails to perform or observe any term, covenant or agreement on their part to be performed or observed in any of the Loan Documents (other than a failure to pay any sum to Bank when due ) to which any of them is a party and such failure shall continue for a period of thirty (30) days after notice to Obligors from Bank describing the nature of the failure; provided, however, that an Event of Default shall occur immediately and without the thirty (30) day cure period if any such failure relates to the provisions contained in Section 5.01(m) or Section 6.02 of this Agreement.

Section 7.06 Failure to Pay Other Indebtedness. Any Obligor (i) fails to pay any indebtedness for borrowed money (other than the Notes), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise); (ii) fails to perform or observe any material term, covenant, or condition on the part of any of them to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, or (iii) suffers a material adverse change in condition (financial or otherwise).

Section 7.07 Insolvency. Any Obligor (i) is unable to, or admits in writing the inability to pay such Obligor's debts as such debts become due; (ii) makes an assignment for the benefit of creditors, petitions or applies to any tribunal for the appointment of a custodian, receiver or trustee for them or a substantial part of such Obligor's assets; (iii) commences any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction whether now or hereafter in effect; (iv) has any such petition or application filed or any such proceeding commenced against such Obligor in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; (v) by any act or omission, indicates such Obligor's consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of such Obligor's properties; (vi) suffers any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more; or (vii) becomes insolvent in that such Obligor's total assets are in the aggregate less than all of such Obligor's liabilities.

Section 7.08 Unpaid Judgments. One or more final judgments, decrees, or orders for the payment of money in excess of Ten Thousand Dollars ($10,000.00) in the aggregate shall be rendered against any Obligor and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

Section 7.09 Invalid Documents. Any of the Loan Documents shall at any time after their execution and delivery and for any reason, other than payment in full of the obligations so secured, cease (i) to create a valid and perfected first priority security interest in and to the Collateral or other property purported to be subject thereto; or (ii) to be in full force and effect or shall be declared null and void or the validity thereof is contested by any Obligor or any Obligor denies further liability or obligation under any of the Loan Documents, and such matter is not fully corrected or resolved to Bank's satisfaction within thirty (30) days after notice with respect thereto from Bank.

Section 7.10 Sale of Collateral. Any Obligor sells, transfers or conveys any interest whatsoever in any of the Collateral (unless such Collateral is sold and replaced in the ordinary course of business or is obsolete) without the prior written consent of Bank.

Section 7.11 Unauthorized Liens on Collateral. Any further Lien or encumbrance is placed on any of the Collateral that is the subject of the Loan Documents (except to the extent and in the manner provided for in this Agreement), without the prior written consent of Bank.

Section 7.12 Other Defaults. Any Obligor defaults under any other agreement to which such Obligor is a party, whether now existing or hereafter created, which materially affects or relates to such Obligor's business or financial condition.

Section 7.13 Adverse Change in Condition. If there should be any material adverse change in the financial condition of any Obligor as determined by Bank in its reasonable discretion, and such material adverse change is not fully corrected to Bank's satisfaction within thirty (30) days after notice with respect thereto from Bank.

Section 7.14 Termination. If Borrower or any Person affiliated with such Borrower takes any action that is intended to result in the termination, dissolution or liquidation of such Borrower.

Section 7.15 Reportable Event. A Reportable Event (as defined in ERISA) occurs with respect to any employee benefit plan maintained by Borrower for its employees other than a Reportable Event caused solely by a decrease in employment, and the alleged violation associated with any such Reportable Event if not cured or otherwise resolved to Bank's satisfaction within thirty (30) days of such Reportable Event; or a trustee is appointed by a United States District Court to administer any employee benefit plan; or the Pension Benefit Guaranty Corporation institutes proceedings to terminate Borrower's employee benefit plans.

Section 7.16 Death of Guarantor. The Guarantor dies.

Section 7.17 Bank Violation due to Change of Law. In the event the continuance of the Loans would cause Bank to be in violation of any law, rule or regulation to which Bank is subject.

Section 7.18 Rate Management Defaults. If Borrower fails to pay any Rate Management Obligation or any other obligation under any Rate Management Agreement when due or the breach by Borrower of any term, provision or condition contained in any Rate Management Agreement.

Article VIII. REMEDIES OF BANK IN THE EVENT OF DEFAULT.

Section 8.01 Acceleration, etc. Upon the occurrence of any Event of Default set forth above and without further notice to Obligors, Bank may (i) declare its obligation to make Advances under the Notes and this Agreement to be terminated, whereupon the same shall forthwith terminate; (ii) declare the outstanding principal balance owing under the Notes, all accrued but unpaid interest thereon, and all other amounts payable under any of the Loan Documents or otherwise to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Obligors, without any action on the part of Bank; (iii) avail itself of any and all remedies available to it in any of the Loan Documents including, without limitation, the appointment of receivers for the Collateral; and (iv) avail itself of any and all other or additional remedies available by law or in equity.

Section 8.02 Enforcement of Rights. Upon the occurrence of any Event of Default, Bank shall have the right to proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceedings either for specific performance of any covenant or condition contained in this Agreement or in any of the other Loan Documents, or in aid of the exercise of any power granted in this Agreement or any of the other Loan Documents.

Section 8.03 Foreclosure, Repossession and Sale of Collateral. Bank shall have full power and authority to proceed to exercise any one or more of the rights accorded to it by the Uniform Commercial Code of the Commonwealth of Kentucky, the law of any other state or jurisdiction in which the Collateral may be located, or otherwise accorded to it by law, including the foreclosure and repossession of the Collateral. Upon the occurrence of any Event of Default, Borrower's right to use, sell, substitute, exchange or exercise any other rights relating to the Collateral and all proceeds thereof and income therefrom shall automatically terminate without notice and Bank shall thereafter be entitled to foreclose, take possession of, receive, sell and collect the same. The Collateral and the proceeds of any sale thereof may be applied by Bank, in its sole discretion, against the Notes or any other liabilities or obligations owed to Bank, and Bank may first apply the proceeds of such disposition to any and all expenses including, without limitation, advertising and storage costs and reasonable attorneys' fees and legal costs, incurred by Bank in connection with or arising out of such disposition. Bank may send any written notice required by this Section 8.03 in the manner set forth in Section 9.04 hereof. Obligors agree that ten (10) days notice by Bank to such Obligor is reasonable notice of any sale of Collateral consisting of personal property. Bank shall have the right to sell that portion of the Collateral that is personal property at either public or private sale and shall have the right to bid upon and purchase any of the Collateral at any sale. Bank shall have the right to deliver the Collateral to the buyer at any public or private sale.

Section 8.04 Right to Proceed in Any Order. Upon the occurrence of any Event of Default, Bank shall be entitled to exercise any and all of its rights and remedies in any order against the Obligors and the Collateral and any other property and Persons as Bank determines in its sole discretion.

Section 8.05 Waiver of Marshaling of Assets. Obligors waive any requirement of marshaling of assets and all other legal or equitable doctrines that might otherwise require Bank to proceed against any Persons or any Collateral in any particular order.

Section 8.06 Remedies Cumulative; No Waiver of Rights by Bank. Upon the occurrence of any Event of Default, Bank may choose to exercise and enforce any of its rights or remedies, or decline to exercise and enforce any of its rights or remedies, in Bank's sole discretion. The failure of Bank to exercise and enforce any rights or remedies shall not prevent Bank from thereafter exercising or enforcing any such rights or remedies, nor shall such failure release any Person or property with respect to which Bank has any rights or remedies or in any way limit or diminish Bank's rights with respect to any such property or Person. All of Bank's rights and remedies shall be cumulative to the greatest extent permitted by law, may be exercised successively or concurrently, at any time and from time to time, and shall be in addition to all of those rights and remedies afforded Bank at law, in equity, or in bankruptcy. Any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Bank shall be entitled to recover from the cumulative exercise of all remedies the sum of: (a) the outstanding principal amount of the Notes;
(b) all accrued but unpaid interest with respect to the principal amount of the Notes; (c) any other amounts that Obligors are required by the Loan Documents to pay to Bank (for example and without limitation, the reimbursement of all reasonable expenses, legal fees, late charges and any sums due under Rate Management Agreements)); and (d) any costs, expenses or damages which Bank is otherwise permitted to recover under the terms of the Loan Documents, or at law or in equity.

Section 8.07 Application of Payments and Proceeds of Sale. All payments from Obligors to Bank under the Notes or any of the other Loan Documents, and all payments to Bank from the sale or other disposition of Collateral, shall be applied by Bank in its discretion as follows: (a) to the payment of the costs and expenses of Bank and the reasonable fees and expenses of its counsel in connection with the administration or enforcement of Bank's rights and remedies against Obligors, the Collateral and sale or collection thereof; (b) to the payment in full of all indebtedness referred to in the Loan Documents, applying such amounts first to accrued but unpaid interest and then to principal; and (c) the balance, if any, to Obligors or to any third party entitled thereto.

Section 8.08 No Obligation to Preserve Collateral. Upon the occurrence of any Event of Default, Bank may, at its option, demand, sue for, collect, preserve or make any compromise or settlement it deems desirable with reference to the Collateral. Bank shall not be bound to take any steps necessary to preserve the Collateral against other parties, which steps Obligors expressly agree to undertake.

Section 8.09 Attorney-in-Fact. Each of the Obligors hereby appoints Bank as its attorney-in-fact upon the occurrence of any Event of Default for the purpose of dealing with the Collateral. The powers vested in said attorney are, and shall be deemed to be, coupled with an interest and cannot be revoked.

Section 8.10 Right of Set Off. Upon the occurrence and during the continuance of any Event of Default, Bank is hereby authorized, at any time and from time to time, without notice to any Obligor (any such notice being expressly waived), to set off and apply any and all deposit balances (other than trust, restricted or fiduciary accounts) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of any Obligor against any and all of the obligations of any Obligor now or hereafter existing under this Agreement, the Notes or any other Loan Document, irrespective of whether or not Bank shall have made any demand under this Agreement or the Notes or such other Loan Document and although such obligations may be unmatured. Bank agrees to promptly notify Obligors after any such set off and application, provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set off) that Bank may have.

Section 8.11 Cash Collateral. All income and proceeds from any of the Collateral shall be considered "cash collateral" as defined under the terms of the United Stales Bankruptcy Code and Obligors shall not have the right to use any of the cash collateral without first receiving leave from a bankruptcy court of competent jurisdiction and venue.

Article IX. MISCELLANEOUS PROVISIONS.

Section 9.01 No Implied Waiver; Cumulative Remedies; Writing Required. No delay or failure of Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies (including, without limitation, the right of specific performance) which Bank would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Bank of any breach or default under this Agreement, the Notes or any other Loan Documents or any such waiver of any provision or condition hereof or thereof must be in writing and shall be effective only to the extent specifically set forth in such writing. Obligors acknowledge that with respect to this Agreement and its terms, Obligors are neither authorized nor entitled to rely on any representations, modifications or assurances in any form or as to any subject from any officer of Bank unless and until such representation, modification or assurance is set forth in writing and signed by such officer of Bank.

Section 9.02 Taxes. Borrower agrees to payor cause to be paid any and all stamp, document, transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with this Agreement and any other Loan Document or other documents, instruments or transactions pursuant to or in connection herewith, and agrees to save Bank harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such taxes or similar impositions.

Section 9.03 Holidays. Whenever any payment or action to be made or taken hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next succeeding Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

Section 9.04 Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement or any of the other Loan Documents shall, except as herein or therein otherwise expressly provided, be in writing and mailed, faxed or delivered to the addresses set forth herein or at such other address as shall be specifically designated by any such party. All such notices or other communications shall be effective, if mailed, when deposited in the U.S. mail, first class postage prepaid; if faxed, when faxed; or if delivered, when delivered.

Section 9.05 Reimbursement for Certain Expenses. Obligors agree to pay, or cause to be paid, and save Bank harmless against liability for the payment of all reasonable out-of-pocket expenses, including reasonable counsel fees, incurred by Bank (i) relating to the preparation of these Loan Documents, any requested amendments, waivers, consents or other matters with respect hereto or to any future transactions contemplated hereby: and (ii) arising in connection with the enforcement of this Agreement and the other Loan Documents and in the collection of the Notes and any other agreements or instruments delivered pursuant hereto.

Section 9.06 Time of Essence. Time shall be of the essence as to all provisions of this Agreement and the other Loan Documents.

Section 9.07 Severability. The provisions of this Agreement are severable, and if any clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part, then such clause or provision shall be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability or the remaining provisions hereof.

Section 9.08 Governing Law. This Agreement, the Notes and the other Loan Documents and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Kentucky.

Section 9.09 Survival. All representations, warranties, covenants and agreements contained herein, in the Loan Documents or any other agreement, certificate or instrument delivered pursuant hereto or made in writing in connection herewith or therewith shall survive the execution and delivery hereof and thereof, the making of the Loans hereunder and the issuance of the Notes and shall continue in full force and effect so long as Borrower may borrow hereunder and until payment in full of all of the Obligors' obligations hereunder and under the Notes. Provided, however, those provisions contained in Sections 9.11, 9.12 and
9.18 shall survive the payment of the Notes.

Section 9.10 Benefit and Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of Bank, the Obligors and their respective successors and assigns, except that Obligors may not assign or transfer their rights hereunder or any interest herein without the prior written consent of Bank.

Section 9.11 WAIVER OF RIGHTS TO JURY TRIAL. OBLIGORS AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND
UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN ANY OBLIGOR AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTES, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING EVIDENCED BY THE NOTES.

Section 9.12 Jurisdiction and Venue; Service. The parties agree that the sole proper venue for the determination of any litigation commenced by Bank against any Obligor or any Obligor against Bank on any basis shall be in a court of competent jurisdiction which is located in Fayette County, Kentucky, and the parties hereby expressly declare that any other venue shall be improper and Obligors expressly waive any right to a determination of any such litigation against Bank by a court in any other venue. Each Obligor further agrees that service of process by any judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over

Obligors and Obligors waive any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. Provided, however, nothing contained in this section shall prevent Bank from bringing any action or exercising any rights against any security or against Obligors within any other state. Initiating such proceedings or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the laws of the Commonwealth of Kentucky shall govern the rights and obligations of the parties hereunder or of the submission herein made by each Obligor to personal jurisdiction within the Commonwealth of Kentucky. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky or by any other state in an action brought by Bank in such state.

Section 9.13 No Third Party Beneficiaries. All conditions on the obligations of any party hereunder, including the obligation of Bank to make Advances, are imposed solely and exclusively for the benefit of the other parties to this Agreement and Bank's successors and assigns. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Bank will refuse or decline to make Advances in the absence of strict compliance with any or all thereof, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the respective party to whom the performance of any such condition shall run at any time if, in the sole discretion of such party, it deems it desirable to do so, or if it fails to do so for any other reason.

Section 9.14 Relationship of the Parties. All of the parties herein intend that the relationship between them be solely that of creditor and debtor. Nothing contained in the Loan Documents shall be deemed or construed to create a partnership, fiduciary relationship, joint venture or co-ownership by or between the parties herein. Bank shall not in anyway be responsible or liable for the debts, losses, obligations or duties of any of the Obligors. All obligations to pay property or other taxes, assessments, insurance on the Collateral and all other fees and charges arising from the ownership and operation of the assets of Borrower shall be the sale responsibility of Borrower.

Section 9.15 Bank's Performance of Obligors' Covenants and Duties. Should Obligors fail to perform any of its covenants, duties and agreements in accordance with the terms hereof and an Event of Default shall thereby result, Bank may, at its election and at Obligors' sole expense, perform or attempt to perform such covenant, duty or agreement on behalf of Obligors, but in no event shall Bank have any obligation to do so. Obligors shall, at the request of Bank, promptly pay, upon demand, any reasonable amount expended by Bank in such performance or attempted performance to Bank, together with interest thereon at the default rate under the Notes from the date such amount was requested by Bank to be paid until paid; provided that Bank does not assume and shall never have, except by a subsequent, express written undertaking by Bank, any liability for the performance of any duties of Obligors under or in connection with all or any part of the Collateral. Bank shall be subrogated to all rights, titles, liens and security interests securing the payment of any debt, claim, tax or assessment for the payment of which Bank may make an advance or that Bank may pay.

Section 9.16 Course of Dealing; Waiver. No course of dealing in respect of, or any omission or delay in the exercise of, any right, power, remedy or privilege by Bank shall operate as a waiver thereof, nor shall any right, power, remedy or privilege of Bank be exclusive of any other right, power, remedy or privilege referred to herein or in any related document or now or hereafter available at law, in equity, in bankruptcy, by statute or otherwise. No waiver or consent granted by Bank with respect to any of the Loan Documents or related writing shall be binding upon Bank, unless specifically granted in writing by a duly authorized officer of Bank, which writing shall be strictly construed.

Section 9.17 Absence of Oral Representations. Each Obligor represents and warrants that no promises, assurances or commitments have been made to them by Bank or have been relied on by them regarding any extension, renewal or future financing, they understand and agree that Bank is entitled to enforce all of the Loan Documents strictly in accordance with their terms, and any commitment or obligation to extend or renew any financing or provide additional financing shall not be binding on Bank, except to the extent contained in a writing signed by every Person who is to be bound thereby. Obligors further acknowledge that
(i) Bank does not presently anticipate renewing, extending or further modifying the financing referenced in this Agreement, and (ii) Bank anticipates the Notes will be fully paid in accordance with their terms on or before maturity. Obligors each agree and represent to Bank (which representation Obligors acknowledge Bank is relying on in executing this Agreement) that they will not rely on any (i) commitment or representation from Bank with respect to any future financing including, but not limited to, renewals, extensions and modifications, unless signed in writing by Bank, and (ii) waiver of any right existing at any time, and from time to time, either now or in the future, except to the extent evidenced by a writing signed by the person affecting such waiver.

Section 9.18 Indemnity. Obligors shall indemnify and hold Bank harmless against any loss suffered or liability incurred by Bank on account of any damage to the person or property of the parties hereto or to third parties by reason of the operation of Obligor's business, or otherwise arising out of or connected to the conduct of any Obligor or their officers, managers, directors, employees or agents, in connection with any matters which are the subject of this Agreement.

Section 9.19 References. Any and all references in this Agreement to any document or documents shall be references to such document or documents as the same may from time to time be modified, amended, renewed, consolidated or extended, with the consent of Bank.

Section 9.20 Assignments. Obligors may not assign their respective rights under any of the Loan Documents to any other party. Any attempted assignment shall be a Default under this Agreement and shall be null and void. Bank shall have the right and ability, upon not less than fifteen (15) days prior written notice to (but without the requirement for any consent from) Obligors, to sell, assign or transfer all or any part of Bank's rights and/or obligations under this Agreement, and/or to participate Bank's rights and obligations under this Agreement with other institutional lenders, and/or to sell participation or participating interests in Bank's rights and/or Obligations under this Agreement to other institutional lenders. In furtherance thereof, Bank shall have the right to provide to any Person who expresses an interest in becoming such an assignee, transferee, participant and/or purchaser, or who actually does become such an assignee, transferee, participant and/or purchaser, such information concerning the financial condition, business and other affairs of Obligors as Bank may deem appropriate in the circumstances. Obligors hereby authorize all such disclosures.

Section 9.21 Waivers by Obligors. Obligors hereby waive, to the extent permitted by applicable law, (a) all presentments, demands for performance, notices of nonperformance (except to the extent specifically required by the Loan Documents), protests, notices of protest and notices of dishonor in connection with the Notes; and (b) any requirement of diligence or promptness on the part of Bank in enforcement of its rights under the provisions of any of the Loan Documents.

Section 9.22 Incorporation by Reference. All schedules, annexes or other attachments to this Agreement are incorporated into this Agreement as if set out in full at the first place in this Agreement that reference is made thereto.

Section 9.23 Headings. The headings used in this Agreement are included for ease of reference only and shall not be considered in the interpretation or construction of this Agreement.

Section 9.24 Counterpart Execution. This Agreement may be signed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one of such counterparts.

Section 9.25 Acknowledgment. Obligors acknowledge that Obligors have received a copy of each of the Loan Documents, as fully executed by the parties thereto. Obligors acknowledge that Obligors (a) have READ THE LOAN DOCUMENTS OR HAVE CAUSED SUCH DOCUMENTS TO BE EXAMINED BY THE OBLIGORS' REPRESENTATIVES OR ADVISORS; (b) are thoroughly familiar with the transactions contemplated in this Agreement and the other Loan Documents; and (c) have had the opportunity to ask such questions to representatives of Bank, and receive answers thereto, concerning the terms and conditions of the transactions contemplated in the Loan Documents as Obligors deem necessary in connection with their decision to enter into this Agreement.

Section 9.26 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement and the understanding between the parties with respect to the subject matter hereof and this Agreement and the other Loan Documents supersede all previous and contemporaneous negotiations and agreements between the parties and no parole evidence of any prior or other agreements shall be permitted to contradict or vary the terms hereof. Obligors acknowledge that there have been no promises for additional extensions of time for payment of the Notes nor have there been any agreements made to provide additional funding to any party hereto.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement effective as of the date first set forth above.

FIFTH THIRD BANK
a Michigan banking corporation

By:     /s/ Barbara S. Tilghman
   -------------------------------------
Name:   Barbara S. Tilghman
     -----------------------------------
Title:  Vice Pres.
      ----------------------------------


VACUMATE, LLC,
a Kentucky limited liability company

By:     /s/ William Craig Turner
   -------------------------------------
Name:   William Craig Turner
     -----------------------------------
Title:  Managing Partner
      ----------------------------------


         /s/ William Craig Turner
----------------------------------------
WILLIAM CRAIG TURNER


STATE OF KENTUCKY
COUNTY OF FAYETTE

The foregoing instrument was acknowledged before me this ____ day of August, 2006, by William Craig Turner, as Mgr. Parnter of Vacumate, LLC a Kentucky limited liability company for and on behalf of said company.


                                                 /s/ [Signature Illegible]
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        My commission expires: 3/31/08

STATE OF KENTUCKY
COUNTY OF FAYETTE

      The foregoing instrument was acknowledged before me this 7 day of August, 2006, by William Craig Turner, as Guarantor.


                                                 /s/ [Signature Illegible]
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        My commission expires: 3/31/08

                        FIRST AMENDMENT TO LOAN AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into effective as of the 19th day of March, 2007, by and among FIFTH THIRD BANK, a Michigan banking corporation with its office and principal place of business at 250 West Main Street, Suite 100, Lexington, Kentucky 40507 (the "Bank"); VACUMATE, LLC, a Kentucky limited liability company with its principal place of business at 817 Winchester Road, Suite 200, Lexington, Kentucky 40505
("Borrower") and WILLIAM CRAIG TURNER whose address is 817 Winchester Road, Suite 200, Lexington, Kentucky 40505 (the "Guarantor"). (Borrower and Guarantor are herein sometimes referred to collectively as "Obligors").

                                    RECITALS:

      WHEREAS, the Borrower, Guarantor and the Bank are parties to that certain Loan Agreement dated as of August 7, 2006 (the "Loan Agreement");

      WHEREAS, pursuant to the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement), the Borrower is currently indebted to the Bank for, among other things, a revolving loan as evidenced by that certain revolving promissory note, dated August 7, 2006, in the face principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Revolving Note"); and

      WHEREAS, the Borrower has requested and Bank has agreed to increase the face principal amount of the loan evidenced by the Revolving Note by $500,000;

      WHEREAS, to induce Bank to enter into this Amendment, without which inducement Bank would be unwilling to undertake the same, Guarantor has agreed to enter into this Amendment;

      AND, WHEREAS, the Borrower, Guarantor and Bank desire to amend the Loan Agreement and various Loan Documents, as defined in the Loan Agreement, and to enter into additional Loan Documents, to reflect the same and other amendments, as hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. AMENDED AND RESTATED REVOLVING NOTE. Simultaneously with the execution of this Amendment, Borrower has executed and delivered to Bank its Amended and Restated Revolving Promissory Note dated effective as of the date hereof in the face principal amount of One Million and No/100 Dollars ($1,000,000.00) (the "Amended and Restated Revolving Note"). Borrower shall repay the Amended and Restated Revolving Note in accordance with the terms and conditions set forth therein as the same may be supplemented, amended and/or modified from time to time, with interest thereon at a rate set forth therein. The Amended and Restated Revolving Note is an amendment and restatement of the existing Revolving Note and is not a novation thereof. The Loan Agreement and all other existing Loan Documents are hereby amended by substituting the term "Amended and Restated Revolving Note" for "Revolving Note".

2. NEW GUARANTY BY GUARANTOR. Simultaneously with the execution of this Amendment, Guarantor shall execute a guaranty in which he shall guarantee payment to Bank of all Obligations of Borrower under the Loan Agreement, as amended hereby, the Amended and Restated Revolving Note and the Term Note pursuant to the terms of the Guaranty (the "A&R Guaranty").

3. RELATED AMENDMENTS TO LOAN AGREEMENT AND LOAN DOCUMENTS. The Loan Agreement and the existing Loan Documents and the definitions contained therein are hereby further amended as follows:

      a) The term "Guaranty" shall mean the A&R Guaranty executed by the Guarantor pursuant to the Loan Agreement, as amended hereby;

      b) The terms "Indebtedness" and "Obligations" in the Loan Agreement shall include the Borrower's Amended and Restated Revolving Note and Term Note, and any amendments or modifications thereof and substitutions and replacements therefore;

      c) All references to "Loan Documents" shall mean all Loan Documents existing as of this date, plus Amended and Restated Revolving Note, the A&R Guaranty and this First Amendment to the Loan Agreement;

      d) The term "Loans" shall mean, in the aggregate, the two (2) loans from Bank to Borrower as evidenced by the Amended and Restated Revolving Note and Term Note; and

      e) All references to "Notes" is amended to mean collectively, the Borrower's Amended and Restated Revolving Note and Term Note, and any amendments or modifications thereof and substitutions and replacements therefore.

4. SECURITY FOR INDEBTEDNESS. The Indebtedness evidenced by the Notes shall be secured by the Security Documents and the Collateral, as defined in the Loan Agreement, as hereby amended.

5. DOCUMENTS REQUIRED AS A CONDITION PRECEDENT TO BANK'S OBLIGATIONS. Bank shall have no obligation under this Amendment or to advance funds under the Amended and Restated Revolving Note unless and until Bank has received all of the following documents, duly executed and in form satisfactory to Bank;

      a) This First Amendment to Loan Agreement;
      b) The Amended and Restated Revolving Note;
      c) The A&R Guaranty;
      d) Copies, certified as of the date hereof, of resolutions of the Members of the Borrower authorizing the execution, delivery, and performance of this First Amendment to Loan Agreement, the Amended and Restated Revolving Note and the other Loan Documents and each other document to be delivered pursuant hereto; and
      e) The amendments to such other Loan Documents and such other documents or instruments as the Bank may reasonably require.

6. REPRESENTATIONS AND WARRANTIES. Borrower and Guarantor reiterate as of this date all representations and warranties contained in the Loan Agreement, each of which shall be deemed to be continuing warranties and representations until such time as all Debt evidenced by the Loan Agreement and other Loan Documents, as hereby amended, shall have been paid in full and Borrower and Guarantor have no further liability to Bank.

7. COVENANTS. Borrower and Guarantor agree that all covenants contained in the Loan Agreement and the other Loan Documents, as hereby amended, are and hereafter shall be binding upon Borrower and Guarantor until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

8. NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to the payment of the Debt evidenced by the Notes or the other Loan Documents or the enforceability of the Notes or the other Loan Documents against either Obligor, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment, the other Loan Documents or the transactions relating thereto. The obligations described herein, in the Notes and in the other Loan Documents are absolute and non-contingent.

9. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Kentucky.

10. COUNTERPART EXECUTION. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.

11. FUTURE NEGOTIATIONS.  The Borrower and Guarantor  acknowledge and agree that
(i) the Bank has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the Notes, or any modification, amendment, restructuring or reinstatement of the other Loan Documents; (ii) that if there are any future discussions among the Bank and the Borrower or Guarantor concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Notes, the other Loan Documents, the Collateral or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced in writing and signed by authorized representatives of the parties to be bound, and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.

12. FEES AND EXPENSES OF BANK. The Borrower shall pay the Bank all out-at-pocket expenses incurred by the Bank in connection with the transactions contemplated hereunder, including, but not limited to, the fees and expenses of the Bank and its counsel incurred in preparing and revising this First Amendment to Loan Agreement, the other Loan Documents and all related documents.

13. LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein or in the other documents executed in connection with this Amendment, the terms and conditions of the Loan Agreement, the Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon Borrower, Guarantor and Bank.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have executed this Amendment to Loan Agreement as of the day, month and year first above written.

FIFTH THIRD BANK
a Michigan banking corporation

By:     /s/ Barbara S. Tilghman
   -------------------------------------
Name:   Barbara Tilghman
     -----------------------------------
Title:          V.P.
      ----------------------------------


VACUMATE, LLC,
a Kentucky limited liability company

By:     /s/ William Craig Turner
   -------------------------------------
Name:   William Craig Turner
     -----------------------------------
Title:         Member
   -------------------------------------


        /s/ William Craig Turner
----------------------------------------
WILLIAM CRAIG TURNER

                       SECOND AMENDMENT TO LOAN AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into effective as of the 11th day of June, 2007, by and among FIFTH THIRD BANK, a Michigan banking corporation with its office and principal place of business at 250 West Main Street, Suite 100, Lexington, Kentucky 40507 (the "Bank"); VACUMATE, LLC, a Kentucky limited liability company with its principal place of business at 817 Winchester Road, Suite 200, Lexington, Kentucky 40505
("Borrower") and WILLIAM CRAIG TURNER whose address is 817 Winchester Road, Suite 200, Lexington, Kentucky 40505 (the "Guarantor"). (Borrower and Guarantor are herein sometimes referred to collectively as "Obligors").

                                    RECITALS:

      WHEREAS, the Borrower, Guarantor and the Bank are parties to that certain Loan Agreement dated as of August 7, 2006 and as amended by the First Amendment thereto dated effective as of March 19, 2007 (as amended, the "Loan Agreement");

      WHEREAS, pursuant to the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement), the Borrower is currently indebted to the Bank for, among other things, a revolving loan as evidenced by that certain Amended and Restated Revolving Promissory Note, dated March 19, 2007, in the face principal amount of One Million and No/100 Dollars ($1,000,00000) (the "Amended and Restated Revolving Note"); and

      WHEREAS, the Borrower has requested and Bank has agreed to increase the face principal amount of the loan evidenced by the Amended and Restated Revolving Note by $500,000;

      WHEREAS, to induce Bank to enter into this Amendment, without which inducement Bank would be unwilling to undertake the same, Guarantor has agreed to enter into this Amendment;

      AND, WHEREAS, the Borrower, Guarantor and Bank desire to amend the Loan Agreement and various Loan Documents, as defined in the Loan Agreement, and to enter into additional Loan Documents, to reflect the same and other amendments, as hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. SECOND AMENDED AND RESTATED REVOLVING NOTE. Simultaneously with the execution of this Amendment, Borrower has executed and delivered to Bank its Second Amended and Restated Revolving Promissory Note dated effective as of the date hereof in the face principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "Second Amended and Restated Revolving Note"). Borrower shall repay the Second Amended and Restated Revolving Note in accordance with the terms and conditions set forth therein as the same may be supplemented, amended and/or modified from time to time, with interest thereon at a rate set forth therein. The Second Amended and Restated Revolving Note is an amendment and restatement of the existing Amended and Restated Revolving Note and is not a novation thereof. The Loan Agreement and all other existing Loan Documents are hereby amended by substituting the term "Second Amended and Restated Revolving Note" for "Amended and Restated Revolving Note".

2. NEW GUARANTY BY GUARANTOR. Simultaneously with the execution of this Amendment, Guarantor shall execute a guaranty in which he shall guarantee payment to Bank of all obligations of Borrower under the Loan Agreement, as amended hereby, the Second Amended and Restated Revolving Note and the Term Note pursuant to the terms of the Guaranty (the "Second A&R Guaranty").

3. RELATED AMENDMENTS TO LOAN AGREEMENT AND LOAN DOCUMENTS. The Loan Agreement and the existing Loan Documents and the definitions contained therein are hereby further amended as follows:

      a) The term "Guaranty" shall mean the Second A&R Guaranty executed by the Guarantor pursuant to the Loan Agreement, as amended hereby;

      b) The terms "Indebtedness" and "Obligations" in the Loan Agreement shall include the Borrower's Second Amended and Restated Revolving Note and Term Note, and any amendments or modifications thereof and substitutions and replacements therefore;

      c) All references to "Loan Documents" shall mean all Loan Documents existing as of this date, plus Second Amended and Restated Revolving Note, the Second A&R Guaranty and this Second Amendment to the Loan Agreement;

      d) The term "Loans" shall mean, in the aggregate, the two (2) loans from Bank to Borrower as evidenced by the Second Amended and Restated Revolving Note and Term Note; and

      e) All references to "Notes" is amended to mean collectively, the Borrower's Second Amended and Restated Revolving Note and Term Note, and any amendments or modifications thereof and substitutions and replacements therefore.

4. SECURITY FOR INDEBTEDNESS. The Indebtedness evidenced by the Notes shall be secured by the Security Documents and the Collateral, as defined in the Loan Agreement, as hereby amended.

5. DOCUMENTS REQUIRED AS A CONDITION PRECEDENT TO BANK'S OBLIGATIONS. Bank shall have no obligation under this Amendment or to advance funds under the Second Amended and Restated Revolving Note unless and until Bank has received all of the following documents, duly executed and in form satisfactory to Bank:

      a) This Second Amendment to Loan Agreement;
      b) The Second Amended and Restated Revolving Note;
      c) The Second A&R Guaranty;
      d) Copies, certified as of the date hereof, of resolutions of the Members of the Borrower authorizing the execution, delivery, and performance of this Second

      Amendment to Loan Agreement, the Amended and Restated Revolving Note and the other Loan Documents and each other document to be delivered pursuant hereto; and
      e) The amendments to such other Loan Documents and such other documents or instruments as the Bank may reasonably require.

6. REPRESENTATIONS AND WARRANTIES. Borrower and Guarantor reiterate as of this date all representations and warranties contained in the Loan Agreement, each of which shall be deemed to be continuing warranties and representations until such time as all Debt evidenced by the Loan Agreement and other Loan Documents, as hereby amended, shall have been paid in full and Borrower and Guarantor have no further liability to Bank.

7. COVENANTS. Borrower and Guarantor agree that all covenants contained in the Loan Agreement and the other Loan Documents, as hereby amended, are and hereafter shall be binding upon Borrower and Guarantor until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

8. NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to the payment of the Debt evidenced by the Notes or the other Loan Documents or the enforceability of the Notes or the other Loan Documents against either Obligor, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment, the other Loan Documents or the transactions relating thereto The obligations described herein, in the Notes and in the other Loan Documents are absolute and non-contingent.

9. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Kentucky.

10. COUNTERPART EXECUTION. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.

11. FUTURE NEGOTIATIONS.  The Borrower and Guarantor  acknowledge and agree that
(i) the Bank has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the Notes, or any modification, amendment, restructuring or reinstatement of the other Loan Documents; (ii) that if there are any future discussions among the Bank and the Borrower or Guarantor concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Notes, the other Loan Documents, the Collateral or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced in writing and signed by authorized representatives of the parties to be bound, and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.

12. FEES AND EXPENSES OF BANK. Simultaneous with the execution of this Amendment, the Borrower shall pay the Bank a note processing fee in the amount of $425 for the loan evidenced by the Second Amended and Restated Revolving Note, which fee shall be deemed fully earned upon payment thereof and, on demand of the Bank, all out-of-pocket expenses incurred by the Bank in connection with the transactions contemplated hereunder, including, but not limited to, the fees and expenses of the Bank and its counsel incurred in preparing and revising this Second Amendment to Loan Agreement, the other Loan Documents and all related documents.

13. LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein or in the other documents executed in connection with this Amendment, the terms and conditions of the Loan Agreement, the Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon Borrower, Guarantor and Bank.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have executed this Amendment to Loan Agreement as of the day, month and year first above written.

FIFTH THIRD BANK
a Michigan banking corporation

By:     /s/ Tim Hamilton
   -------------------------------------
Name:   Tim Hamilton
     -----------------------------------
Title:  Vice-President
      ----------------------------------


VACUMATE, LLC
a Kentucky limited liability company

By:     /s/ William Craig Turner
   -------------------------------------
Name:   William Craig Turner
     -----------------------------------
Title:  Managing Member
      ----------------------------------


        /s/ William Craig Turner
----------------------------------------
WILLIAM CRAIG TURNER

                        THIRD AMENDMENT TO LOAN AGREEMENT

      THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into effective as of the 1st day of September, 2007, by and among FIFTH THIRD BANK, a Michigan banking corporation with its office and principal place of business at 250 West Main Street, Suite 100, Lexington, Kentucky 40507 (the "Bank"); MEDPRO SAFETY PRODUCTS, INC., a Delaware corporation, successor by merger to VACUMATE, LLC, a Kentucky limited liability company with its principal place of business at 817 Winchester Road, Suite 200, Lexington, Kentucky 40505 ("Borrower") and WILLIAM CRAIG TURNER whose address is 817 Winchester Road, Suite 200, Lexington, Kentucky 40505 (the "Guarantor"). (Borrower and Guarantor are herein sometimes referred to collectively as "Obligors").

                                    RECITALS:

      WHEREAS, the Borrower, Guarantor and the Bank are parties to that certain Loan Agreement dated as of August 7, 2006, as amended by the First Amendment thereto dated effective as of March 19, 2007 and as further amended by the Second Amendment thereto dated effective as of June 11, 2007 (as amended, the "Loan Agreement");

      WHEREAS, pursuant to the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement), the Borrower is currently indebted to the Bank for, among other things, a revolving loan as evidenced by (a) that certain Second Amended and Restated Revolving Promissory Note, dated June 11, 2007, in the face principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the "Second Amended and Restated Revolving Note") and (b) that certain Term Promissory Note, dated August 7, 2006, in the original principal amount of Five Million and No/100 Dollars ($5,000,000.00) (the "Term Note"); and

      WHEREAS, the Borrower has requested and Bank has agreed to amend the Notes and certain other Loan Documents to reflect that the Borrower has assumed all obligation of Vacumate, LLC under the Loan Documents;

      WHEREAS, to induce Bank to enter into this Amendment, without which inducement Bank would be unwilling to undertake the same, Guarantor has agreed to enter into this Amendment;

      AND, WHEREAS, the Borrower, Guarantor and Bank desire to amend the Loan Agreement and various Loan Documents, as defined in the Loan Agreement, and to enter into additional Loan Documents, to reflect the same and other amendments, as hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. THIRD AMENDED AND RESTATED REVOLVING NOTE. Simultaneously with the execution of this Amendment, Borrower has executed and delivered to Bank its Third Amended and Restated Revolving Promissory Note dated effective as of the date hereof in the face principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00)

(the "Third Amended and Restated Revolving Note"). Borrower shall repay the Third Amended and Restated Revolving Note in accordance with the terms and conditions set forth therein as the same may be supplemented. amended and/or modified from time to time, with interest thereon at a rate set forth therein. The Third Amended and Restated Revolving Note is an amendment and restatement of the existing Second Amended and Restated Revolving Note and is not a novation thereof. The Loan Agreement and all other existing Loan Documents are hereby amended by substituting the term "Third Amended and Restated Revolving Note" for "Second Amended and Restated Revolving Note".

2. AMENDED AND RESTATED TERM NOTE. Simultaneously with the execution of this Amendment, Borrower has executed and delivered to Bank its Amended and Restated Term Promissory Note dated effective as of the date hereof in the principal amount of Five Million and No/100 Dollars ($5,000,000.00) (the "Amended and Restated Term Note"). Borrower shall repay the Amended and Restated Term Note in accordance with the terms and conditions set forth therein as the same may be supplemented, amended and/or modified from time to time, with interest thereon at a rate set forth therein. The Amended and Restated Term Note is an amendment and restatement of the existing Term Note and is not a novation thereof. The Loan Agreement and all other existing Loan Documents are hereby amended by substituting the term "Amended and Restated Term Note" for "Term Note".

3. AMENDED AND RESTATED SECURITY AGREEMENT. Simultaneously with the execution of this Amendment, Borrower shall execute an Amended and Restated Security Agreement in favor of the Bank pursuant to which the Borrower grants the Bank a security interest in all of its assets to secure all of its obligations to the Bank under the Loan Documents pursuant to the terms of the Security Agreement (the "A&R Security Agreement").

4. AMENDED AND RESTATED GUARANTY BY GUARANTOR. Simultaneously with the execution of this Amendment, Guarantor shall execute a guaranty in which he shall guarantee payment to Bank of all obligations of Borrower under the Loan Agreement, as amended hereby, the Third Amended and Restated Revolving Note and the Amended and Restated Term Note pursuant to the terms of the Guaranty (the "Third A&R Guaranty").

5. RELATED AMENDMENTS TO LOAN AGREEMENT AND LOAN DOCUMENTS. The loan Agreement and the existing Loan Documents and the definitions contained therein are hereby further amended as follows:

      a) The term "Guaranty" shall mean the Third A&R Guaranty executed by the Guarantor pursuant to the Loan Agreement, as amended hereby;

      b) The terms "Indebtedness" and "Obligations" in the Loan Agreement shall include the Borrower's Third Amended and Restated Revolving Note and Amended and Restated Term Note, and any amendments or modifications thereof and substitutions and replacements therefore;

      c) All references to "Loan Documents" shall mean all Loan Documents existing as of this date, plus Third Amended and Restated Revolving Note, the Amended and

      Restated Term Note, the Third A&R Guaranty, the A&R Security Agreement and this Third Amendment to the Loan Agreement;

      d) The term "Loans" shall mean, in the aggregate, the two (2) loans from Bank to Borrower as evidenced by the Third Amended and Restated Revolving Note and Amended and Restated Term Note; and

      e) All references to "Notes" are amended to mean collectively, the Borrower's Third Amended and Restated Revolving Note and Amended and Restated Term Note, and any amendments or modifications thereof and substitutions and replacements therefore; and

      f) All references to "Security Documents" are amended to include the A&R Security Agreement.

6. SECURITY FOR INDEBTEDNESS. The Indebtedness evidenced by the Notes shall be secured by the Security Documents and the Collateral, as defined in the Loan Agreement, as hereby amended.

7. DOCUMENTS REQUIRED AS A CONDITION PRECEDENT TO BANK'S OBLIGATIONS. Bank shall have no obligation under this Amendment or to advance funds under the Third Amended and Restated Revolving Note or the Amended and Restated Term Note unless and until Bank has received all of the following documents, duly executed and in form satisfactory to Bank:

      a) This Third Amendment to Loan Agreement;
      b) The Third Amended and Restated Revolving Note;
      c) The Amended and Restated Term Note;
      d) The Third A&R Guaranty;
      e) The A&R Security Agreement;
      f) Copies, certified as of the date hereof, of resolutions of the Directors of the Borrower authorizing the execution, delivery, and performance of this Third Amendment to Loan Agreement, the Notes, the A&R Security Agreement and the other Loan Documents and each other document to be delivered pursuant hereto; and
      g) The amendments to such other Loan Documents and such other documents or instruments as the Bank may reasonably require.

8. REPRESENTATIONS AND WARRANTIES. Borrower and Guarantor reiterate as of this date all representations and warranties contained in the Loan Agreement, each of which shall be deemed to be continuing warranties and representations until such time as all Debt evidenced by the Loan Agreement and other Loan Documents, as hereby amended, shall have been paid in full and Borrower and Guarantor have no further liability to Bank.

9. COVENANTS. Borrower and Guarantor agree that all covenants contained in the Loan Agreement and the other Loan Documents, as hereby amended, are and hereafter shall be binding upon Borrower and Guarantor until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

10. NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to the payment of the Debt evidenced by the Notes or the other Loan Documents or the enforceability of the Notes or the other Loan Documents against either Obligor, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment, the other Loan Documents or the transactions relating thereto. The obligations described herein, in the Notes and in the other loan Documents are absolute and non-contingent.

11. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Kentucky.

12. COUNTERPART EXECUTION. This Amendment may be signed by each party upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.

13. FUTURE NEGOTIATIONS.  The Borrower and Guarantor  acknowledge and agree that
(i) the Bank has no obligation whatsoever to discuss, negotiate or to agree to any restructuring of the Notes, or any modification, amendment, restructuring or reinstatement of the other Loan Documents; (ii) that if there are any future discussions among the Bank and the Borrower or Guarantor concerning any such restructuring, modification, amendment or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement or understanding with respect to the Notes, the other Loan Documents, the Collateral or any aspect thereof, shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced in writing and signed by authorized representatives of the parties to be bound, and that none of the parties hereto shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this Section.

14. FEES AND EXPENSES OF BANK. Simultaneous with the execution of this Amendment, the Borrower shall pay the Bank all out-of-pocket expenses incurred by the Bank in connection with the transactions contemplated hereunder, including, but not limited to, the fees and expenses of the Bank and its counsel incurred in preparing and revising this Third Amendment to Loan Agreement, the other Loan Documents and all related documents. Borrower reiterates its obligation to pay Bank a fee of $150,000 upon payment in full of both Notes, which fee shall be due and payable by Borrower to Bank prior to the release of any Collateral and the termination of any Loan Document.

15. LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein or in the other documents executed in connection with this Amendment, the terms and conditions of the Loan Agreement, the Loan Documents, and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon Borrower, Guarantor and Bank.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have executed this Amendment to Loan Agreement as of the day, month and year first above written.

FIFTH THIRD BANK
a Michigan banking corporation

By:     /s/ Tim Hamilton
   -------------------------------------
Name:   Tim Hamilton
     -----------------------------------
Title:  VP
      ----------------------------------


MEDPRO SAFETY PRODUCTS, INC.,
A Delaware corporation

By:     /s/ Walter Weller
   -------------------------------------
Name:   Walter Weller
     -----------------------------------
Title:  President
      ----------------------------------


         /s/ William Craig Turner
----------------------------------------
WILLIAM CRAIG TURNER

STATE OF   KY
         -------
COUNTY OF FAYETTE
          -------

      The foregoing instrument was acknowledged before me this 19 day of September, 2007, by William Craig Turner, as Guarantor.

                                                 /s/ [Signature Illegible]
                                        ----------------------------------------
                                        NOTARY PUBLIC
                                        My commission expires:     3/31/08
                                                              ------------------

                                        [SEAL]